Exhibit 10.2

DEBENTURE AMENDMENT AND EXCHANGE AGREEMENT

DEBENTURE AMENDMENT AND EXCHANGE AGREEMENT (this “Agreement”), dated as of April 10, 2009, by and among CYBRA CORPORATION, a New York corporation, with offices at One Executive Boulevard, Yonkers, New York 10701 (the “Company”), and the Person or Persons whose name(s) and address(es) are set forth on the Signature Page hereof (the “Holder”).

RECITALS

The Holder is a holder of (i) the Company’s 8% Convertible Debentures due April 10, 2009 (the “Debentures”) in the aggregate principal amount set forth on the Signature Page of this Agreement (the “Outstanding Principal”), and (ii) Class B Warrants to purchase the number of shares of common stock, $.001 par value per share, of the Company (the “Common Stock”) set forth on the Signature Page hereof (the “Class B Warrants”).  In addition, interest through April 10, 2009 in the amount set forth on the Signature Page of this Agreement (the “Outstanding Interest”) is accrued and unpaid under the Debentures.  The Outstanding Principal and the Outstanding Interest are referred to together in this Agreement as the “Outstanding Indebtedness”, and the Debentures and the Class B Warrants are referred to collectively in this Agreement as the “Outstanding Securities”.

The Holder has agreed to exchange the Outstanding Indebtedness and Outstanding Securities for (i) an Amended and Restated 8% Convertible Debenture substantially in the form of Exhibit A annexed hereto (the “Amended Debenture”), having a principal amount equal to the principal amount of the Holder’s Debenture, (ii) a number of shares of Common Stock equal to the Outstanding Interest divided by $0.50 (the “Exchange Common Shares”), and (iii) new Class B Warrants, substantially in the form of Exhibit B hereto, having (A) the right to purchase 112% of the shares of Common Stock that the Holder had the right to purchase under the original Class B Warrants, (B) an exercise price equal to $1.30 per share, and (C) an expiration date of April 10, 2013, but otherwise having the same terms as the original Class B Warrants (the “New Class B Warrants”).  The Amended Debenture, the Exchange Common Shares and the New Class B Warrants are referred to herein as the “Exchange Securities”.  In addition, the Company has offered to issue to the Holder new Class C Warrants having the same terms as the Class A Warrants issued to the Holder in connection with the Debentures (the “New Class C Warrants”) if the Holder exercises such Class A Warrants at a reduced exercise price of $0.60 per share at any time during the thirty-day period following the date hereof.  The Company has agreed to issue the Exchange Securities to the Holder in exchange for the Outstanding Indebtedness and the Outstanding Securities, and to issue the New Class C Warrants, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Exchange of Securities.

Concurrently with the execution and delivery of this Agreement, the Holder is delivering the Debentures and the Class B Warrants to the Company, and the Company is delivering to the Holder (i) the Amended Debenture, (ii) a certificate representing the Exchange Common Shares, and (iii) the New Class B Warrants.  The Holder and the Company each hereby acknowledges receipt of the documents delivered to it.

2.           Representations and Warranties of the Holder.

The Holder represents and warrants to the Company as follows:

(a) The Holder, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or formation.  The Holder has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated hereby.  The Holder has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.  The Holder, if a natural person, is an individual residing at that location set forth on the signature page hereof, with competence and authority under applicable law to execute and deliver, and to perform the Holder’s obligations under, this Agreement and consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

(c) The execution and delivery by the Holder of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Holder with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Holder, if other than a natural person, or any contract or agreement to which the Holder is a party or by which it or any of its properties or assets are bound, or violate any requirements of law, rule or order applicable to the Holder, other than such violations or defaults which, individually and in the aggregate do not and will not have a material adverse effect on the Holder.

(d) No consents, filings, authorizations or actions of any governmental authority are required for the Holder’s execution, delivery and performance of this Agreement.  No consent, approval, waiver or other action by any person under any contract or agreement to which the Holder is a party or by which the Holder or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Holder of this Agreement and the consummation of the transactions contemplated hereby.

(e) The Holder is the sole beneficial and record owner of the Outstanding Securities, free and clear of any liens, claims, or encumbrances and other restrictions of any kind.  The Holder has not sold or otherwise disposed of, or granted any options or rights to purchase, and the Holder has not entered into any agreement obligating the Holder to sell or otherwise dispose of, or to grant options or rights to purchase or otherwise acquire, any of Outstanding Securities, except to the Company hereunder.

(f) The Holder is acquiring the Exchange Securities hereunder and, if applicable, the New Class C Warrants for its own account and with no present intention of distributing or selling such Exchange Securities or the New Class C Warrants, and no one other than the Holder has any beneficial interest in such Exchange Securities or New Class C Warrants.  The Holder understands that the issuance by the Company of the Exchange Securities being acquired by the Holder hereunder and, if applicable, the New Class C Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 3(a)(9) and 4(2) thereof and the Rules and Regulations promulgated thereunder, and that the reliance of the Company on such exemption from registration is predicated in part on the representations and warranties of the Holder set forth herein.  The Holder acknowledges that its ability to transfer the Exchange Securities and the New Class C Warrants is subject to certain restrictions as set forth in Section 6 of this Agreement.

(g) The Holder is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which has been provided to the Holder), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

(h) The Holder has received from the Company, and has reviewed, such information as the Holder considers necessary or appropriate to evaluate the risks and merits of an investment in the Exchange Securities, including, without limitation, the Company’s 2008 Annual Report on Form 10-K and the risk factors relating to an investment in securities of the Company included as Item 1A thereof and a description of the changes made to the Debenture by the Amended Debenture, copies of which have been provided to Holder.

(i) The Holder has had the opportunity to question and has questioned, to the extent deemed necessary or appropriate, representatives of the Company so as to receive answers and verify information obtained in the Holder’s examination of the Company, including the information that the Holder has received and reviewed as referenced in Section 2(h) hereof in relation to its investment in the Exchange Securities and the New Class C Warrants.

(j) No oral or written representations have been made to the Holder in connection with the Holder’s acquisition of the Exchange Securities and the New Class C Warrants that were in any way inconsistent with the information reviewed by the Holder.  The Holder acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, its business, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Section 3 hereof and that other holders of the Company’s 8% Convertible Debentures may receive different consideration for their securities than the securities offered to the Holder hereunder.

(k) Holder, individually and/or together with its professional advisors, has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in securities of publicly-held companies (including the securities of speculative companies), so as to enable the Holder to use the information referred to in Section 2(h) hereof and any other information made available by the Company to the Holder in order to evaluate the merits and risks of an investment in the Exchange Securities and the New Class C Warrants and to make an informed investment decision with respect thereto.

(l) The Holder is not relying on the Company or on any legal or other opinion in the materials reviewed by the Holder with respect to the financial or tax considerations of the Holder relating to its investment in the Exchange Securities or the Class C Warrants.  The Holder has relied solely on the representations, warranties, covenants and agreements of the Company in this Agreement (including the Exhibits and Schedules hereto) and on its examination and independent investigation in making its decision to acquire the Exchange Securities and Class C Warrants.

(m) The Holder recognizes that an investment in the Exchange Securities and the Class C Warrants involves substantial risks, including loss of the entire amount of such investment.  Further, the Holder has carefully read and considered the matters set forth as “Risk Factors” in Item 1A of the Company’s 2008 Annual Report on Form 10-K and has taken full cognizance of and understands all of the risks related to the acquisition of the Exchange Securities and the Class C Warrants.

(n) The Holder is not acquiring the Exchange Securities or the New Class C Warrants as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(o) By virtue of its ownership of the Outstanding Securities, the Holder (i) has a pre-existing business relationship with the Company, or one of its officers or directors and (ii) by reason of the Holder’s business or financial experience or the business or financial experience of the Holder’s professional advisors who are unaffiliated with, and who are not compensated by, the Company or any affiliate of the Company, directly or indirectly, can be reasonably assumed to have the capacity to protect the Holder’s interests in connection with the investment in the Exchange Securities and the New Class C Warrants.

(p) If the Holder is a natural person, the Holder has reached the age of majority in the state in which he or she resides, has adequate means of providing for his or her current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Exchange Securities and the New Class C Warrants for an indefinite period of time, has no need for liquidity in such investment, and at the present time could afford a complete loss of such investment.

(q) The Holder has not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions in connection with the transactions contemplated hereby.

3.           Representations and Warranties of the Company.

The Company represents and warrants to the Holder as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

(b) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby.  The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

(c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(d) The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Company with the terms and provisions hereof (including, without limitation, the Company’s issuance to the Investor of the Exchange Securities and the New Class C Warrants as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation of the Company or any material contract to which the Company is a party (except to the extent such a default would not, in the case of a contract, have a material adverse effect on the Company), or any requirement of any law, rule or order applicable to the Company, or result in the creation or imposition of any material lien upon any of the capital stock, properties or assets of the Company (except where such lien would not have a material adverse effect on the Company).  No consents, filings, authorizations or other actions of any governmental authority are required for the Company’s execution, delivery and performance of this Agreement, other than filings required under the Securities Act and the Rules and Regulations thereunder and applicable state securities laws.  No consent, approval, waiver or other action by any Person under any contract to which the Company is a party or by which the Company or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a material adverse effect on the Company.

(e) Subject to the accuracy of the Holders’ representations in Section 2, the issuance of the Exchange Securities pursuant to this Agreement does not, and the Company’s issuance of shares of Common Stock on the Holder’s conversion of the Amended Debenture (the “Conversion Shares”), and upon exercise of the New Class B Warrants and the New Class C Warrants (the “Warrant Shares”) will not, require registration under the Securities Act and/or any applicable state securities law.  Exchange Common Shares are duly and validly issued, fully paid and non-assessable.  When issued and paid for upon exercise in accordance with the New Class B Warrants and the New Class C Warrants and issued upon conversion in accordance with the terms of the Amended Debenture, the Warrant Shares and the Conversion Shares will be duly and validly issued, fully paid, and non-assessable.  Neither the issuance of the Exchange Securities pursuant to, nor the Company’s performance of its obligations under, this Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon any of the Exchange Securities or any of the assets of the Company, or (ii) entitle the holders of the outstanding shares of Common Stock to preemptive or other rights to subscribe for or acquire the shares of capital stock or other securities of the Company.

4.            Covenants of the Company and the Holder.

(a)           The Company hereby covenants and agrees that in connection with the issuance of the Exchange Securities and the New Class C Warrants, the Company shall reserve such number of shares of Common Stock as shall be necessary for issuance in connection with (A) the conversion of the Amended Debenture, (B) the payment of interest payable with respect to the Amended Debenture, and (C) the exercise of the New Class B Warrants and the New Class C Warrants.

(b)          The Holder hereby covenants and agrees that:

(i) The Holder hereby waives the right to receive payment of any accrued and unpaid interest, penalties or Late Fees under the Debenture and shall not assert any claims against the Company for any such interest, penalties or Late Fees.

(ii) The Holder hereby waives Section 4.15 Equal Treatment of Purchase of the Securities Purchase Agreement, dated April 10, 2006 (the “Securities Purchase Agreement”), and the Company shall have the right to enter into agreements with other holders of the Debentures that are different from this Agreement and to offer other holders of the Debentures other consideration to amend or consent to a waiver or modification of any provision of the Transaction Documents (as defined in the Securities Purchase Agreement).

(iii) The Holder hereby waives the right to receive payment of liquidated damages and interest thereon due under Section 2(b) of the Registration Rights Agreement, dated as of April 10, 2006, among the Company, the Holder and other purchasers of the Debentures (the “Registration Rights Agreement”) and shall not assert any claims against the Company for any such liquidated damages or interest.

(iv) The Registration Rights Agreement is hereby terminated and shall have no further force or effect after the date hereof.

5.           Issuance of New Class C Warrants.

During the period commencing on the date hereof and ending thirty days after the Closing Date (the “Special Exercise Period”), the Holder shall have the right to exercise its Class A Warrants in accordance with their terms, but at an Exercise Price of $0.60 per share rather than $0.75 per share.  Upon receipt of a Warrant Exercise Form and payment for the shares of Common Stock purchased pursuant to the exercise of such Class A Warrants, the Company shall issue to the Holder New Class C Warrants to purchase the same number of shares of Common Stock at $0.75 per share as the number of shares with respect to which the Holder shall have exercised its Class A Warrants.  Upon expiration of the Special Exercise Period, the Holder shall have no further right to exercise its Class A Warrants at an Exercise Price of $0.60 per share or to receive New Class C Warrants.

6.	Restrictions on Transfer.

(a)           Each certificate representing the Exchange Common Shares, Conversion Shares or Warrant Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

(b)           Each New Class B Warrant and New Class C Warrant shall bear the following legend:

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)           Prior to any transfer of any Exchange Securities (including Conversion Shares and Warrant Shares), the Holder shall give five days’ prior notice to the Company of the Holder’s intention to effect such transfer (a “Transfer Notice”).  The Holder agrees that it will not sell, transfer or otherwise dispose of any Exchange Securities, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder.  Each certificate or other document, if any, evidencing such Exchange Securities issued upon such transfer shall bear the restrictive legend set forth in Section 6(a) or 6(b), as applicable, unless the opinion of the transferee’s or the Holder’s counsel that such legend is not required in order to ensure compliance with the Securities Act is delivered to the Company in connection with such transfer.  Such opinion shall be delivered with the Transfer Notice and shall be reasonably satisfactory to the Company.

(d)           The restrictions imposed by this Section 6 upon the transferability of the Exchange Securities and the legend requirement of Sections 6(a) and 6(b) shall terminate as to any particular Exchange Security (i) when and so long as such security shall have been sold pursuant to an effective registration statement under the Securities Act and disposed of pursuant thereto, or (ii) when the Holder shall have delivered to the Company the written opinion of counsel to the Holder, which opinion shall be reasonably satisfactory to the Company, stating that such legend is not required in order to ensure compliance with the Securities Act and applicable state securities laws.  Whenever the restrictions imposed by this Section 6 shall terminate as to any Exchange Securities, as herein provided, the Holder shall be entitled to receive from the Company, at the expense of the Company, a new certificate or other document representing such Exchange Securities not bearing the restrictive legend set forth in Section 6(a) or 6(b), as applicable.

7.           Miscellaneous.

(a)           Any and all notices, requests, demands, consents and other communications required or permitted under this Agreement shall be in writing, signed by or on behalf of the party by which given, and shall be (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, (iii) sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or (iv) sent by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the party for which intended at its address set forth below in the case of the Company and on the Signature Page in the case of the Holder (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance with this Section 7(a)).  A notice shall be deemed duly given and received on (x) the date that it is given pursuant to clauses (i) or (ii) above, (y) the business day after it is sent to the other party if sent by express mail or express delivery service pursuant to clause (iii) above, and (z) the third business day following the date it is deposited in the U.S. mail pursuant to clause (iv) above.

If to the Company:                                               CYBRA CORPORATION
One Executive Boulevard
Yonkers, New York 10701
Attention:  Harold Brand
Fax No.:  914-933-6699

With a copy to:                                                    Snow Becker Krauss P.C.
605 Third Avenue
New York, NY  10158
Attention:  Eric Honick, Esq.
Fax No.:  212-949-7052

(b)           The parties hereto shall at any time make, execute and deliver any and all such further and other agreements, documents, and instruments, as may be reasonably required for the purposes of giving full force and effect to this Agreement and to the provisions hereof.

(c)           This Agreement constitutes the entire agreement of the parties hereto with respect to the matters contained herein and supersedes all prior agreements of the parties, whether written or oral.  The provisions of this Agreement may from time to time be amended, supplemented or otherwise modified or waived only by a written agreement signed by all of the parties hereto.

(d)           This Agreement and the rights, and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State without application of the principles of conflicts of laws of such State.

(e)           Words of the masculine gender used in this Agreement mean and include correlative words of the feminine and neuter genders and words imparting the singular number mean and include the plural number and vice versa.

(f)           Each party hereto may assign its rights or delegate its obligations hereunder only upon the written consent of the other party, and in the event of any such delegation of obligations, the party delegating such obligations shall remain primarily liable for the performance thereof.  This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assignees.

(g)           Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provisions of this Agreement.  The failure of a party to insist upon strict adherence to any terms of this Agreement on one or more occasions shall not be considered a waiver of, or deprive that party of the right thereafter to insist upon strict adherence to, that term or any other term of this Agreement.  Any waiver must be in writing.

(h)           If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

(i)           This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

(j)           Any headings preceding the text of the several sections hereof shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

Signature Page Follows

DEBENTURE AMENDMENT AND EXCHANGE AGREEMENT

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

CYBRA CORPORATION By Harold L. Brand President and CEO	HOLDER: Print Name Signature Title (if applicable) Street Address City, State and Zip Code Fax No. Outstanding Interest Outstanding Principal Number of Class A Warrants Number of Class B Warrants

EXHIBIT A

AMENDED AND RESTATED 8% CONVERTIBLE DEBENTURE DUE APRIL 10, 2011

SEE EXHIBIT 4.1 TO THE COMPANY'S JUNE 8, 2010 CURRENT REPORT ON FORM 8-K

EXHIBIT B

CLASS B COMMON STOCK PURCHASE WARRANT

SEE EXHIBIT 4.3 TO THE COMPANY'S JUNE 8, 2010 CURRENT REPORT ON FORM 8-K

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